Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Operating Lease Obligations Table
The amounts in the table below represent existing contractual operating lease obligations as of December 31, 2015, that may be assigned or otherwise charged to the Partnership pursuant to the reimbursement provisions of the omnibus agreement:

thousands	Operating Leases
2016	$9,076
2017	7,756
2018	733
2019	624
2020	122
Thereafter	—
Total	$18,311